US Airways Group, Inc. Preliminary Observations: Setting the Record Straight December 21, 2006

Forward-Looking Statements Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan," "guidance," "outlook," "could," "should," "continue" and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the "Company"). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company's expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation ("America West") and the Company or potential business combination transaction involving Delta Air Lines, Inc. ("Delta") and the Company, including future financial and operating results and the combined companies' plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company's high level of fixed obligations and its ability to obtain and maintain financing for operations and other purposes; the Company's ability to achieve the synergies anticipated as a result of the merger with America West and the potential business combination transaction involving Delta and to achieve those synergies in a timely manner; the Company's ability to integrate the management, operations and labor groups of the Company and America West and the Company and Delta; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; changes in prevailing interest rates; the Company's ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company's ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of the Company's hub airports; weather conditions; the Company's ability to obtain and maintain any necessary financing for operations and other purposes; the Company's ability to maintain adequate liquidity; the Company's ability to maintain contracts that are critical to its operations; the Company's ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company's ability to attract and retain customers; the cyclical nature of the airline industry; the Company's ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. Pro forma financial information, forecasts, and valuation information included in the forward-looking statements herein were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants, the Securities Exchange Commission or any similar body or guidelines regarding pro forma financial information and forecasts, nor has any such information been audited, examined or otherwise reviewed by the independent auditors of the Company. You should not place undue reliance on these forward-looking statements. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006, which is available at www.usairways.com.

On December 19, 2006, Delta filed its Plan of Reorganization which included an unrealistic valuation of its standalone plan In addition, Delta's management made some misleading / incorrect statements about US Airways' merger proposal While this presentation does not address Delta's ability to achieve their plan, it is an initial response to some of the key misrepresentations: Regulatory / Antitrust Labor Assumption Risk Financial Risk Integration The presentation also addresses valuation Introduction

11/15/2006: US Airways Announces Proposal (Prices in ¢ / $) Delta Unsecured Bond Trading Levels Since Bankruptcy Filing (1) 66.25 (1) Data from 9/14/05 bankruptcy filing to 12/20/2006. Price data based on Delta 8.3% Notes due December 15, 2029. Source: Bloomberg as of close 12/20/06. Positive Market Reaction to Merger Proposal

Delta's Antitrust Analysis Is Factually Inaccurate And Flawed US Airways' view that a Delta / US Airways merger will pass antitrust review is based on a thorough city pair-by-city pair analysis of the type DoJ will perform In contrast, Delta's antitrust analysis and objections are superficial and do not reflect the current DoJ approach - for example: Despite accurately quoting DoJ to the effect that the relevant markets are "the particular origin and destination city pairs (and occasionally airport pairs)," Delta's analysis focuses on merger's impact on airports and airport-pairs Ignores, for example, competition on O&Ds from Reagan National and Dulles Misstates the actual relevance of HHIs - DoJ has never challenged an airline merger (or any other merger) just because the HHI is greater than 1,800

Delta's Methodology Contains Several Erroneous Factual Assertions Says merger would create almost 2,000 incremental airport pairs (mislabeled "city pairs") where each carrier has at least a 5% market share today and will have more than 90% combined passenger share Delta's presentation mistakenly includes hundreds of O&D markets that reflect foreign and domestic cities that only one carrier serves today and thus cannot have 5% market share 62 airports on chart (Delta antitrust presentation, page 12-13) not served by US Airways 36 airports on chart (Delta antitrust presentation, page 12-13) not served by Delta Says merger would create 31 domestic nonstop (airport pair) overlaps Includes Shuttle routes to be divested Includes routes on which one of the carriers does not provide daily nonstop service, which DoJ does not consider (e.g., BOS-SAV, DCA-SAV) Includes airport pairs when DoJ analyzes city pairs (DCA-CMH vs. IAD-CMH) Only two true 2 to 1 nonstop overlaps (CVG-CLT / CVG-PHL)

X = 44 Cities not served online by US Airways or JSA partners X = 34 Cities not served online by Delta or JSA partners Misleading and Incorrect City Pair Data

X = 18 Cities not served online by US Airways or JSA partners X = 2 Cities not served online by Delta or JSA partners Misleading and Incorrect City Pair Data (cont.)

Only way to get DoJ's views is to begin the formal review process Could get substantive feedback in a matter of weeks DoJ provides feedback on its views throughout the review, so DoJ's views will be known soon after the HSR filings are completed US Airways will promptly address any antitrust issues DoJ raises DoJ Will Have the Final Word

Positive employee stance Highest common denominator labor cost No furloughs of line personnel Employees decide on union representation Employee morale Great culture at Delta Cultural integration requires communication Pilot contract Merger model assumes full compliance with block hour provision Labor Friendly Proposal

Note: Financial projections for Delta based on Delta's Plan of Reorganization. Balance sheet as of the Effective Date. Financial projections for New Delta includes US Airways projections and run-rate synergies. Lease Adjusted Net Debt calculated as Total Debt plus rent capitalized at 7x minus unrestricted cash. Data is as of September 30, 2006. Lease Adjusted Net Debt / 2007E EBITDAR Best in Class Leverage New Delta's leverage ratios are less than Delta's standalone plan Absolute debt levels by themselves are meaningless, need to be scaled to size of the enterprise and resulting cash flows

Completed airport integration at 37 of 38 overlap cities and expect to complete the final airport by the end of 2006 Converted to single website, USAirways.com, increasing overall functionality while achieving bookings that exceed combined revenues from two standalone sites Merged two frequent flyer programs into Dividend Miles creating a single consolidated program that allows customers to more easily earn and redeem miles across the airline's network and Star Alliance FAA Transition Plan over 50% completed, on track to have one FAA operating certificate in 1H 2007 Deployed new infrastructure, including 6,000+ new desktop computers in Charlotte, Philadelphia, Winston-Salem Reservation Center and 94+ Express cities Completed integration for key accounting systems US Airways / AWA Integration Milestones Achieved

All representation issues have been resolved Single agreement in place with passenger service (IBT-CWA alliance) and dispatch (TWU) Transition agreements in place with ALPA, AFA, IAM fleet and mechanics Ongoing single agreement negotiations underway with these groups Planning to move to a single operating certificate by end of 1H 2007, separate from negotiations US Airways Labor Integration Status

US Airways / America West is expected to complete integration before beginning Delta integration Reservations system cut over in 1Q07 Single operating certificate in 1H07 US Airways Remaining Integration Items

YTD DOT Metrics Through October 2006 2006 YTD On-Time Performance 2006 YTD On-Time Performance Airline Rank US Airways 2 Delta 5 2006 YTD Completion Factor 2006 YTD Completion Factor Airline Rank US Airways 5 Delta 9 2006 YTD Customer Complaints 2006 YTD Customer Complaints Airline Rank Delta 7 US Airways 10 2006 YTD Mishandled Baggage 2006 YTD Mishandled Baggage Airline Rank Delta 9 US Airways 10 Source: Department of Transportation (1) Largely represents Philadelphia hub, which was a historically underinvested asset obtained as the result of the US Airways / America West Merger. Major improvements are underway (1) (1) New Delta's goal is to be top 3 in all metrics

The next few pages address our view of the value that will ultimately be received by Delta's unsecured creditors We have previously created projections for Delta based on our own assumptions for the industry and Delta. While we are not endorsing Delta's standalone projections: Our 2007 EBITDAR and earnings estimates are roughly consistent with Delta management's projections Beyond 2007, our projections are much less aggressive than Delta management's view More importantly, we believe that the valuation of Delta management's standalone plan is unrealistic and is well in excess of what will actually be recovered by Delta's unsecured creditors Preliminary Valuation Observations

Industry Peer Market Capitalization Source: FactSet as of 12/20/06 (1) Per Delta's Plan of Reorganization. Delta's Claimed Standalone Valuation (1) ($ in billions)

Delta's Claimed Standalone Valuation is Unrealistic Valuation Metric Industry Range (1) Industry Range (1) Delta's Claimed Valuation (2) Delta's Claimed Valuation (2) Low High Low High 2007 EBITDAR 5.3x 6.0x 6.4x 7.3x 2007 Net Income 7.0 10.4 20.6 26.3 2008 EBITDAR 4.6 5.5 5.3 6.0 2008 Net Income 5.5 7.5 10.2 13.0 Note: Multiples as of December 20, 2006. (1) Based on Wall Street research estimates for AMR, CAL, LCC, and UAUA. (2) Based on Delta's claimed valuation analysis in Delta's Plan of Reorganization. For every common valuation metric, Delta's claimed standalone valuation exceeds not only historical industry norms, but is well in excess of current industry peer multiples Peer multiples have expanded as a result of our offer on November 15, 2006

Delta's Claimed Standalone Valuation is Unrealistic Note: Firm Value as of December 20, 2006. (1) Based on Wall Street Research. (2) Represents implied multiple from Delta's claimed standalone valuation. Lease Adjusted Firm Value / 2007E EBITDAR Industry Valuations Delta's Claimed Standalone Valuation (1) Price / 2007E Earnings Industry Valuations Delta's Claimed Standalone Valuation (1) (2) (2) Delta's equity valuation of $9.4 - $12.0 billion implies multiples well in excess of current industry comparables

US Airways' Proposal is Superior to Delta's Standalone Note: Delta standalone lease adjusted net debt based on balance sheet as of the assumed Effective Date of April 30, 2007 per Delta's Plan of Reorganization. Note: Delta's 2007 estimated EBITDAR of $2,847 million based on Delta's Plan of Reorganization. (1) Excludes Delta management equity incentive package. (2) Based on 45% of New Delta equity value at each Lease Adjusted Firm Value / 2007E EBITDAR Multiple. Assumes run rate synergies. Lease Adjusted Firm Value to 2007 EBITDAR Lease Adjusted Firm Value to 2007 EBITDAR Lease Adjusted Firm Value to 2007 EBITDAR Lease Adjusted Firm Value to 2007 EBITDAR Lease Adjusted Firm Value to 2007 EBITDAR ($ in billions) 5.0x 5.5x 6.0x Delta's Standalone Plan (1) Firm Value $14.3 $15.7 $17.1 Equity Value 5.5 6.9 8.3 US Airways Proposal Cash to Unsecured Creditors $4.0 $4.0 $4.0 Implied Equity Value to Delta Unsecured Creditors (2) 6.1 7.5 9.0 Total Equity Value to Unsecured Creditors $10.1 $11.5 $13.0

Delta's Claimed Valuation (1) Delta's Claimed Valuation (1) (1) Delta's claimed valuation analysis excludes management incentive package. Based on Delta's Plan of Reorganization. (2) Figures represent total value available to Delta's unsecured creditors. Uses same valuation metrics and assumptions as described in Delta's Plan of Reorganization. Valuation Using Delta Methodology Low High Low High US Airways Proposal (2) ($ in billions) US Airways' proposal yields superior value to Delta's claimed standalone valuation even when applying the same aggressive valuation methodology and assumptions in Delta's Plan of Reorganization

Summary Regulatory / Antitrust issues fully manageable Extensive analysis by US Airways Delta analysis flawed US Airways prepared to address any issues Labor friendly proposal Highest common denominator labor costs No furloughs of line personnel Fully compliant with pilot contract Assumption risk Synergies conservative

Summary (continued) Financial Risk New Delta has best in class balance sheet ratios Integration US Airways / America West integration nearly complete US Airways management experienced in integration Valuation Delta valuation methodology lacks credibility US Airways merger proposal superior on any valuation methodology

We believe Delta / US Airways merger is a unique and outstanding opportunity for all involved Delta Creditors and US Airways shareholders Employees Customers Communities Served Conclusion